MOORE & ASSOCIATES, CHARTERED

ACCOUNTANTS AND ADVISORS
           PCAOB REGISTERED

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
Ecologic Transportation, Inc.
(A Development Stage Company)

We have audited the accompanying balance sheet of Ecologic Transportation, Inc. (A Development Stage Company) as of December 31, 2008, and the related statements of operations, stockholders’ equity and cash flows for the period from inception on December 16, 2008 through December 31, 2008. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Ecologic Transportation, Inc. (A Development Stage Company) as of December 31, 2008, and the related statements of operations, stockholders’ equity and cash flows for the period from inception on December 16, 2008 through December 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 6 to the financial statements, the Company has no established source of revenue, which raises substantial doubt regarding the Company’s ability to continue as a going concern. Management’s plans concerning these matters are also described in Note 6. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Moore & Associates, Chartered

Moore & Associates Chartered
Las Vegas, Nevada
March 23, 2009

6490 West Desert Inn Rd, Las Vegas, NV 89146 (702) 253-7499 Fax (702) 253-7501

Ecological Transportation, Inc.
(A Development Stage Company)
Balance Sheet
December 31, 2008

ASSETS

Current Assets	$-

Total Assets	$-

LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities
Accounts Payable	$-

Total Liabilities	-

Stockholders' Equity
Preferred Stock, authorized 10,000,000
10,000,000 shares, par value $0.001;
issued and outstanding at 12/31/08-none
Common Stock, authorized
100,000,000 shares, par value
$0.001; issued and outstanding at
12/31/2008 is 6,048,741	6,049
Additional Paid in Capital	710
Stock Subscription Receivable	(6,049)
Deficit Accumulated During Development Stage	(710)
Total Stockholders' Equity	-

Total Liabilities and Stockholders' Equity	$-

Ecological Transportation, Inc.
(A Development Stage Company)
Statement of Operations
December 16, 2008 (Date of Inception)
to December 31, 2008

Revenue	$-
Incorporation expense	(710)
Total expense	(710)
Provision for Income taxes	-
Net Income (loss)	$(710)

Basic and Diluted (loss) per share	$(0.00)

Weighted Average
Number of Common Shares	6,048,741

The accompanying notes are an integral part of these notes

Ecological Transportation, Inc.
(A Development Stage Company)
Statement of Stockholders' Equity
December 16, 2008 (Date of Inception)
to December 31, 2008

					Accumulated Deficit during the
	Common Stock		Paid in	Subscriptions	development	Total
	Shares	Amount	Capital	Receivable	stage	Equity
Balance, Inception (December 16, 2008)		$-	$-	$-	$-	$-

Common Shares issued to founders
for notes in December 2008 at $0.001 per share	6,048,741	6,049	-	(6,049)	-	-
Contributed Capital	-	-	710	-	-	710
Net Income (Loss)	-	-	-	-	(710)	(710)

Balance, December 31, 2008	6,048,741	$6,049	$710	$6,049)	$(710)	$-

The accompanying notes are an integral part of these statements

Ecological Transportation, Inc.
(A Development Stage Company)
Statement of Cash Flows
December 16, 2008 (Date of Inception)
to December 31, 2008

Operating Activities

Net (Loss)	$(710)
Increase in Accounts Payable
Decrease in Accounts Payable	-
Decrease in Loans Payable

Net Cash (Used) in Operating Activities	(710)

Financing Activities
Contributed Capital	710
Subscriptions Receivable	(6,049)
Common Stock issued for subscriptions receivable	6,049

Cash Provided by Financing Activities	-

Net Increase in Cash

Cash, Beginning of Period	-

Cash, End of Period	$-

Supplemental Information:
Interest Paid	$-
Income Taxes Paid	$-

The accompanying notes are an integral part of these statements

Ecologic Transportation, Inc.
(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS
(December 31, 2008)

NOTE 1.      GENERAL ORGANIZATION AND BUSINESS

Ecologic Transportation, Inc, (A Development Stage Company) was incorporated on December 16, 2008 under the laws of the State of Nevada. It has no operations and in accordance with SFAS #7 is considered to be in the development stage.

NOTE 2.      SUMMARY OF SIGNIFICANT ACCOUNTING PRACTICES

Accounting Basis

These financial statements are prepared on the accrual basis of accounting in conformity with accounting principles generally accepted in the United States of America.

Cash and Cash Equivalents

For the purpose of the statement of cash flows, cash equivalents include all highly liquid investments with maturity of three months or less.

Earnings (Loss) per Share

The basic earnings (loss) per share are calculated by dividing the Company’s net income available to common shareholders by the weighted average number of common shares outstanding during the year. The diluted earnings (loss) per share are calculated by dividing the Company’s net income (loss) available to common shareholders by the diluted weighted average number of shares outstanding during the year. The diluted weighted average number of shares outstanding is the basic weighted number of shares adjusted as of the first of the year for any potentially dilutive debt or equity. There are no diluted shares outstanding.

Dividends

The Company has not adopted any policy regarding payment of dividends. No dividends have been paid during the period shown.

Income Taxes

The Company provides for income taxes under Statement of Financial Accounting Standards NO. 109, “Accounting for Income Taxes.” SFAS No. 109 requires the use of an asset and liability approach in accounting for income taxes.

SFAS No. 109 requires the reduction of deferred tax assets by a valuation allowance if, based on the weight of available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized. No provision for income taxes is included in the statement due to its immaterial amount, net of the allowance account, based on the likelihood of the Company to utilize the loss carry-forward

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Net Income Per Common Share

Net income (loss) per common share is computed based on the weighted average number of common shares outstanding and common stock equivalents, if not anti-dilutive. The Company has not issued any potentially dilutive common shares.

Revenue and Cost Recognition

The Company has no current source of revenue; therefore the Company has not yet adopted any policy regarding the recognition of revenue or cost.

NOTE 3.      INCOME TAXES:

The Company provides for income taxes under Statement of Financial Accounting Standards No. 109, Accounting for Income Taxes. SFAS No. 109 requires the use of an asset and liability approach in accounting for income taxes. Deferred tax assets and liabilities are recorded based on the differences between the financial statement and tax bases of assets and liabilities and the tax rates in effect currently.

The Company has filed no income tax returns since inception.

NOTE 4.      STOCKHOLDERS’ EQUITY

Common Stock

On December 22, 2008, the Company issued 6,048,741 shares of its $0.001 par value common stock for two promissory notes representing $6,048.74 to the founders of the Company.

NOTE 5.      RELATED PARTY TRANSACTIONS

The officers and directors of the Company are involved in other business activities and may, in the future, become involved in other business opportunities that become available. They may face a conflict in selecting between the Company and other business interests. The Company has not formulated a policy for the resolution of such conflicts.

NOTE 6.      GOING CONCERN

The accompanying financial statements have been prepared assuming that the company will continue as a going concern. As discussed in the notes to the financial statements, the Company has no established source of revenue. This raises substantial doubt about the Company’s ability to continue as a going concern. Without realization of additional capital, it would be unlikely for the Company to continue as a going concern. The financial statements do not include any adjustments that might result from this uncertainty. The Company’s activities to date have been supported by equity financing.

NOTE 7.      SUBSEQUENT EVENTS

During January 2009 the Company received subscriptions for an additional 9,810,745 common shares of stock for $9,810.74 subscription receivable. (500,000 shares were issued to C & H Capital as part of a rights included in a consulting Agreement that included the right to purchase shares of common stock at $.001) January 2009 Capital Group Communications, Inc. was issued the amount of 500,000 shares for the fulfillment of the payment covered in their consulting contract with the company.

NOTE 8.      THE EFFECT OF RECENTLY ISSUED ACCOUNTING STANDARDS

Below is a listing of the most recent accounting standards SFAS and their effect on the Company.

Statement No. 150 Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity (Issued 5/03)

This Statement establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity.

Statement No. 153 Exchanges of Non-monetary Assets (an amendment of APB Opinion No. 29)

The guidance in APB Opinion No. 29, Accounting for Non-monetary Transactions, is based on the principle that exchanges of non-monetary assets should be measured based on the fair value of the assets exchanged. The guidance in that Opinion, however, includes certain exceptions to the principle. This Statement amends Opinion 29 to eliminate the exception for non-monetary exchanges of similar productive assets and replaces it with a general exception for exchanges of non-monetary assets that do not have commercial substance. A non-monetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange.

Statement No. 154 – Accounting Changes and Error Corrections (a replacement of APB Opinion No. 20 and FASB Statement No. 3)

This Statement replaces APB Opinion No. 20, Accounting Changes, and FASB Statement No. 3,

Reporting Accounting Changes in Interim Financial Statements, and changes the requirements for the accounting for and reporting of a change in accounting principle. This Statement applies to all voluntary changes in accounting principle. It also applies to changes required by an accounting pronouncement in the unusual instance that the pronouncement does not include specific transition provisions. When a pronouncement includes specific transition provisions, those provisions should be followed.

SFAS 162 This statement indentifies the sources of accounting principles and the framework for selecting the principles to by use in the preparation of financial statements for entities that are presented in conformity with generally accepted accounting principles in the United States, (the GAAP hierarchy).

FIN No. 48

In June 2006, the FASB issued Interpretation No. 48 (“FIN No. 48”), Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109, which clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements in accordance with SFAS No. 109, Accounting for Income Taxes. The Interpretation provides a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. Under FIN No. 48, the Company may recognize the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The tax benefits recognized in the financial statements from such a position should be measured based on the largest benefit that has a greater than 50% likelihood of being realized upon ultimate settlement. FIN No. 48 also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. FIN No. 48 is effective for us beginning July 1, 2007.

In June 2006, the FASB ratified the Emerging Issues Task Force (“EITF”) consensus on EITF Issue No. 06-2, “Accounting for Sabbatical Leave and Other Similar Benefits Pursuant to FASB Statement No. 43.” EITF Issue No. 06-2 requires companies to accrue the costs of compensated absences under a sabbatical or similar benefit arrangement over the requisite service period. EITF Issue No. 06-2 is effective for us beginning July 1, 2007. The cumulative effect of the application of this consensus on prior period results should be recognized through a cumulative-effect adjustment to retained earnings as of the beginning of the year of adoption. Elective retrospective application is also permitted.

Staff Accounting Bulletin (“SAB”) No. 108, Considering the Effects of Prior Year Misstatements when Quantifying Current Year Misstatements. SAB No. 108 requires companies to quantify misstatements using both a balance sheet (iron curtain) and an income statement (rollover) approach to evaluate whether either approach results in an error that is material in light of relevant quantitative and qualitative factors, and provides for a one-time cumulative effect transition adjustment. SAB No. 108.

The FASB has replaced SFAS No. 141 with a new statement on Business Combinations that changes the way that minority interest is recorded and modified as a parent’s interest in a subsidiary changes.

The adoption of these new Statements is not expected to have a material effect on the Company’s current financial position, results or operations, or cash flows.